UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2025

e.l.f. Beauty, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37873	46-4464131
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

601 12th Street, 14th Floor
Oakland, CA 94607
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (510) 778-7787
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ELF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 6, 2025, e.l.f. Beauty, Inc. (the “Company”) filed a Current Report on Form 8-K (the "Original 8-K") to report the August 5, 2025 acquisition of HRBeauty LLC (“rhode”), as described in the Original 8-K.

This amendment to the Original 8-K (this “Amendment No. 1”) is being filed to supplement the Original 8-K for the purpose of satisfying the Company’s obligation to file the financial statements and pro forma financial information relating to the acquisition of rhode pursuant to Item 9.01 of Form 8-K, and this amendment should be read in conjunction with the Original 8-K. Except as set forth herein, no modifications have been made to information contained in the Original 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original 8-K.

The pro forma financial information included as Exhibit 99.3 to this Amendment No. 1 has been presented for illustrative purposes only, as required by Form 8-K, and is not intended to, and does not purport to, represent what the combined company’s actual results or financial condition would have been if the acquisition had occurred on the relevant date, and is not intended to project the future results or financial condition that the combined company may achieve following the acquisition.

Item 9.01	Financial Statements Exhibits.

(a)	Financial Statements of Businesses or Funds Acquired
The audited consolidated financial statements of rhode as of and for the year ended December 31, 2024, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.
The unaudited condensed financial statements of rhode as of and for the six months ended June 30, 2025, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b)	Pro Forma Financial Information
The unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2025, and the unaudited pro forma condensed combined statements of operations of the Company for the year ended March 31, 2025 and the three months ended June 30, 2025, giving pro forma effect to the acquisition of rhode are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(d)	Exhibits:

Exhibit No.	Description

15.1	Letter of Awareness from Armanino LLP, Independent Accountants for HRBeauty LLC.
23.1	Consent of Armanino LLP, Independent Auditor for HRBeauty LLC.
99.1	Audited consolidated financial statements of HRBeauty LLC as of and for the year ended December 31, 2024.
99.2	Unaudited condensed financial statements of HRBeauty LLC as of and for the six months ended June 30, 2025.
99.3	Unaudited pro forma condensed combined balance sheet as of June 30, 2025 and statement of operations for the three months ended June 30, 2025 and the year ended March 31, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

e.l.f. Beauty, Inc.

Date: October 17, 2025	By:	/s/ Mandy Fields
Mandy Fields
Chief Financial Officer